EXHIBIT 10.1
CONVERTIBLE DEBENTURE

DATED:   April 27, 2009

PRINCIPAL AMOUNT: US $511,589.59

INTEREST RATE:  12.0% per annum compounded annually, not in advance

FOR VALUABLE CONSIDERATION, WITS BASIN PRECIOUS MINERALS INC., a Minnesota corporation (the “Corporation”), hereby acknowledges itself indebted and promises to pay pursuant to the terms herein to or to the order of CABO DRILLING (AMERICA) INC., a Washington corporation formerly known as Advanced Drilling, Inc., and its respective successors and assigns (together, the “Lender”) the Principal Amount, Expenses and Extension Fee at the Lender’s address as stated in Section 9.1 or at such other place as the Lender may designate by notice in writing to the Corporation, and to pay interest thereon from the date hereof at the Interest Rate calculated in like money at the same place and should the Corporation at any time make default in payment of any Principal Amount, Expenses, Extension Fee or Interest, to pay interest on the amount in default both before and after default and judgment at the Interest Rate in like money at the same place on the same dates. The amounts owing under this Debenture will be payable by the Corporation to the Lender as follows (except as otherwise specified in this Debenture):

(a)	payment of US$150,000.00 on the first anniversary of the date of issuance of this Debenture;

(b)	payment of US$150,000.00 on the second anniversary of the date of issuance of this Debenture; and

(c)	payment of the balance of any amounts owing to the Lender pursuant to this Debenture on the Maturity Date.

The Corporation may prepay the amounts owing to the Lender under this Debenture in whole or in part, at any time and from time to time, without premium or penalty, upon five (5) Banking Days notice in writing to the Lender, provided that the Lender will continue to be entitled to exercise its conversion rights pursuant to Article 6 hereunder during such notice period.

ARTICLE 1
INTERPRETATION

1.1          Definitions.  In this Debenture the following terms will have the following meanings:

(a)	“Available Shares” means the number of shares issuable to the Lender on full conversion of all amounts owing under this Debenture;

(b)	“Banking Day” means any day on which banks are open for business in Vancouver, British Columbia;

(c)	“Commission” has the meaning set out in Section 4.1(g);

(d)	“Common Shares” means common stock, par value $0.01 per share, of the Corporation;

(e)	“Conversion Price Per Share” means US $0.20 per Common Share as adjusted by Section 6.1(c);

(f)	“Conversion Shares” has the meaning set out in Section 4.1(o);

(g)	“Corporation” means Wits Basin Precious Minerals Inc., a Minnesota corporation;

(h)	“Counsel” means an attorney, barrister or solicitor or firm of attorneys, barristers and solicitors acceptable to the Lender;

(i)	“Debenture”, “hereto, “herewith”, “hereof”, “hereby”, “hereunder” and other similar expressions refer to this Debenture and not any Article, Section, subsection or any portion thereof;

(j)	“Deed of Trust” has the meaning set out in Section 2.2;

(k)	“Demand Date” has the meaning set out in Section 6.2;

(l)
“Environmental Laws” means all applicable domestic and foreign federal, state, provincial, municipal or local laws, statutes or ordinances pertaining to the environment, all applicable rules, regulations or the like promulgated under or pursuant to such laws, statutes or ordinances and all applicable Governmental Authorizations or Orders or the like issued or rendered by any Governmental Authorities under or pursuant to any such laws, statutes, ordinances, rules or regulations;

(m)	“Exchange Act” has the meaning set out in Section 4.2(b);

(n)
“Expenses” means all expenses reimbursable to the Lender by the Corporation pursuant to the terms of this Debenture, including but not limited to the amounts specified in Sections 4.2(b), 4.4(b) and 8.3;

(o)	“Extension Fee” has the meaning set out in Section 6.2;

(p)	“Event of Default” means each of the events referred to in Section 7.1;

(q)	“Fundamental Change” has the meaning set out in Section 6.1(c);

(r)
“Governmental Authority” means the governments of Canada and the United States, or the government of any state, province, municipality or other political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions, and any corporation or other entity owned or controlled (through stock or capital ownership or otherwise) by any of the foregoing;

(s)
“Governmental Authorizations or Orders” mean all licences, permits, consents, orders, grants, quotas, commitments, rights, privileges, certificates, judgments, writs, injunctions, awards, determinations, directions, decrees, demands, material authorizations and approvals (including, without limitation, those relating to the environment, zoning, water and sewers) now in effect or hereafter entered into, from any and all Governmental Authorities;

(t)	“Guarantor” means Hunter Bates Mining Corporation, a Minnesota corporation;

(u)	“Guarantor Property” means all the property and assets of the Guarantor which at the particular time are subjected (or required by this Debenture to be subjected) to the Deed of Trust;

(v)
“Hazardous Substance” means any substance, product, waste, pollutant, material, chemical, contaminant, dangerous good, constituent or other material which is or becomes listed, regulated, or addressed under any Environmental Law;

(w)	“Hunter Bates Claims” means the lands listed in Schedule “A” attached hereto;

(x)	“Interest” means the accrued and unpaid interest owing, from time to time, pursuant to this Debenture calculated at the Interest Rate;

(y)	“Interest Rate” means 12.0% per annum compounded annually, not in advance;

(z)	“Lender” means Cabo Drilling (America) Inc., a Washington corporation;

(aa)
“Lien” means any mortgage, pledge, security interest, encumbrance, lien or charge of any kind, including any agreement to grant any of the foregoing, any conditional sale or other title retention agreement, any lease in the nature thereof, and the filing of or agreement to file any notice of security or financing statement under the applicable legislation of any jurisdiction in connection with any of the foregoing;

(bb)	“Maturity Date” means the third anniversary of the date of issuance of this Debenture;

(cc)	“Permitted Liens” means:

(i)
Liens for taxes, assessments or governmental charges not then due and delinquent or in respect of which the Guarantor has furnished such security as the Lender may require and which are being contested in good faith by appropriate proceedings promptly initiated and diligently conducted;

(ii)
Liens in the nature of zoning restrictions, easements and rights and restrictions of record on the use of real property, which do not materially interfere with the conduct of the business of the Guarantor and do not materially affect the value of the Guarantor Property subject to such Liens;

(iii)
undetermined or inchoate Liens, including unregistered construction Liens, incidental to current operations of the Guarantor which have not at such time been filed pursuant to laws against the Guarantor and which relate to obligations neither due nor delinquent;

(iv)	Liens in the form of security given to a public utility or any Governmental Authority in connection with the operations of the Guarantor in the ordinary course of its business; and

(v)	matters of record as of the date hereof, itemized on Schedule “C” hereto, save and except for the Subordinated Liens;

(dd)
“Person” means an individual, a partnership, a corporation, a trust, an unincorporated organization, a government or any department, political subdivision or agency thereof and the heirs, executors, administrators or other legal representatives of an individual;

(ee)	“Pre-Conversion Condition” means the occurrence of either of the following:

(i)
the Corporation obtaining the approval of its shareholders to the amendment of the Corporation’s articles of incorporation to increase the number of authorized shares of Common Shares available for issuance such that it is legally capable of issuance of the maximum number of shares of Common Shares issuable upon a conversion of all amounts owing under this Debenture;

(ii)
the delivery to Counsel for the Lender of an opinion from Counsel for the Corporation opining that the Corporation has taken such steps as are necessary such that on conversion of all amounts owing under this Debenture the Corporation will have sufficient authorized capital to effect issuance of the Available Shares to the Lender;

(ff)	“Principal Amount” means the face amount of this Debenture;

(gg)	“Securities” has the meaning set out in Section 5.1(e);

(hh)	“Securities Act” has the meaning set out in Section 4.2(b);

(ii)	“Subordinated Liens” means the Liens listed in Schedule “B” attached hereto;

(jj)	“Trigger Date” has the meaning set out in Section 6.2; and

(kk)	“US Dollars” means the lawful currency of United States.

1.2          Interpretation Not Affected by Headings.  The division of this Debenture into Articles, Sections and subsections and the insertion of headings are for convenience of reference only and will not affect the construction or interpretation of this Debenture.

1.3          Applicable Law.  This Debenture will be construed in accordance with the laws of the State of Colorado and the federal laws of the United States applicable therein, and will be treated in all respects as a Colorado contract.

1.4          Currency.  Unless otherwise specified, all statements of or references to dollar amounts (without more) in this Debenture will mean lawful money of the United States.

1.5          Banking Day.  If the date upon which any act or payment hereunder is required to be done or made falls on a day which is not a Banking Day, then such act or payment will be duly performed or made if done on the next Banking Day.

1.6          Number.   Words importing the singular number only will include the plural and vice versa, words importing the masculine gender will include the feminine and neuter genders and words importing persons will include firms and corporations and vice versa

ARTICLE 2
GUARANTEE

2.1          Guarantee.  As an inducement for entering into this Debenture, the Guarantor hereby guarantees payment to the Lender of any and all indebtedness now or hereafter owing by the Corporation to the Lender arising under this Debenture, including the Principal Amount, the Interest, the Extension Fee and the Expenses due and owing from time to time, and the performance of all of the obligations of the Corporation hereunder on the following terms:

(a)
the Lender, without exonerating in whole or in part the Guarantor, may grant time, renewals, extensions, indulgences, releases and discharges to, may take securities from and give the same and any or all existing securities, may abstain from taking securities from, or from perfecting securities of, may accept compositions from, and may otherwise deal with the Corporation and all other persons (including the Guarantor and any other guarantor) and securities, as the Lender may see fit, and that all dividends, compositions, and moneys received by the Lender from the Corporation or from any other persons or estates capable of being applied by the Lender in reduction of the debts and liabilities hereby guaranteed, will be regarded for all purposes as payments in gross, and the Lender will be entitled to prove against the estate of the Corporation upon any insolvency or winding-up in respect of the whole of said debts and liabilities, and the Guarantor will have no right to be subrogated to the Lender in respect of any such proof until the Lender will have received from such estate payment in full of its claim with interest;

(b)
the Lender will not be obliged to give the Guarantor notice of default by the Corporation, and upon any default by the Corporation the Guarantor will be held bound directly to the Lender as principal debtor in respect of the payment of the amounts guaranteed hereby;

(c)	the Lender will not be bound to exhaust its recourse against the Corporation or other parties or the securities it may hold before being entitled to payment from the Guarantor hereunder;

(d)	any change or changes in the name of the Corporation will not affect or in any way limit or lessen the liability of the Guarantor hereunder;

(e)
should the Lender receive from the Guarantor a payment or payments in full or on account of the liability hereunder, the Guarantor will not be entitled to claim repayment against the Corporation or the Corporation's estate until the Lender's claims against the Corporation have been paid in full; and in case of liquidation, winding up or bankruptcy of the Corporation (whether voluntary or compulsory), the Lender will have the right to rank for its full claim and receive all dividends or other payments in respect thereof until its claim has been paid in full and the Guarantor will continue to be liable, up to the amount guaranteed less any payments made by the Guarantor, for any balance which may be owing by the Corporation to the Lender; and

(f)
the Guarantor will make payment to the Lender of the amount of the debts and liabilities guaranteed hereby forthwith after demand therefore is made in writing in accordance with Article 9 and interest at a rate of 12% per annum, compounded annually, will accrue and be payable by the Guarantor to the Lender after such demand.

2.2          Security.   To secure the due payment of all amounts from time to time owing pursuant to this Debenture and the due performance of the obligations of the Corporation and the Guarantor contained herein but subject to the Permitted Liens, the Guarantor is concurrently executing and delivering to the Lender a Deed of Trust to Public Trustee, Mortgage, Security Agreement, Assignment of Production and Proceeds, Financing Statement and Fixture Filing (the “Deed of Trust”).

ARTICLE 3
POSSESSION, USE AND RELEASE OF THE GUARANTOR PROPERTY

3.1          The Guarantor Entitled to Possession.   Unless an Event of Default shall have occurred, the Guarantor will be permitted to possess, use and enjoy all of the Guarantor Property, as applicable, to take and use the moneys in any account (subject to any other agreements it may have entered into with respect thereto) and to receive and use the income and profits thereof including, without limitation, amounts owed to it under accounts receivable now owned or hereafter acquired in the ordinary course of business and for the purpose of carrying on the same.  Notwithstanding the forgoing, the Corporation and/or the Guarantor will not sell or dispose of any of the Guarantor Property, whether in the ordinary course of business or otherwise, without the prior written consent of the Lender.

3.2          Condemnation, Expropriation.   In the event of any taking of any part of the Guarantor Property by Governmental Authority by power of condemnation or expropriation or other similar power or of any sale or conveyance by the Guarantor with the prior written consent of the Lender in lieu of such taking and in reasonable anticipation thereof where proceedings therefor might lawfully be exercised to vest such property in the acquirer or expropriator for the same purposes, the Lender will release the property so taken or acquired upon the deposit with the Lender of a sum equal to the greater of (a) the net proceeds of any such taking or exercise of such right of acquisition or in case of sale in anticipation of such taking (which sale will require the written approval of the Lender), the net proceeds of such sale and (b) the aggregate of the Principal Amount, Interest, Extension Fee and Expenses owing to the Lender under this Debenture.

ARTICLE 4
REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE CORPORATION AND THE GUARANTOR

4.1          Representations and Warranties.  The Corporation and the Guarantor jointly and severally hereby covenant, represent and warrant to the Lender as follows (and the Corporation and the Guarantor acknowledge that the Lender is relying upon these covenants, representations and warranties in connection with entering into this Debenture and the Guarantors guarantee of the Corporation’s obligations hereunder) as at the date hereof and, with respect to paragraphs (a), (b), (d), (e) and (o) also as long as any amounts remaining owing to the Lender pursuant to this Debenture:

(a)
Status.  The Corporation and the Guarantor are corporations duly incorporated and organized in accordance with, and are validly subsisting and in good standing under the laws of, each of their jurisdictions of incorporation respectively.

(b)
Corporate Power.  The Corporation and the Guarantor each has the corporate power to own their property and assets to carry on the business as presently carried on or proposed to be carried on by them.  The Corporation and the Guarantor are each duly qualified or licensed and in good standing as a corporation authorized to do business in each jurisdiction where they respectively carry on their business or where the nature of the business carried on or proposed to be carried on or where the location of its property and assets requires to be so licensed or qualified.

(c)
Power, Capacity, Due Execution and Enforceability.  The Corporation and the Guarantor each has full power, authority and capacity to execute, deliver and perform this Debenture.  This Debenture and the consummation of the transactions contemplated hereby by each of the Corporation and the Guarantor have been duly and validly authorized, executed and delivered by each of them.  Except as set forth on Schedule 4.1, the execution, delivery and performance of this Debenture and the consummation of the transactions contemplated hereby by each of the Corporation and the Guarantor (a) will not require the consent, approval or authorization of any Person or Governmental Authority (b) will not conflict with or result in a breach of the articles of incorporation or by-laws of either the Corporation or the Guarantor or give rise to a right to accelerate or terminate any contract to which either the Corporation or the Guarantor is a party or by which either the Corporation or the Guarantor may be bound or which relates to or may affect the business of either the Corporation or the Guarantor, (c) will not violate any law, rule, regulation, by-law, ordinance or Governmental Authorization or Order, (d) will not require any notice under any contract or to any Person or Governmental  Authority and (e) will not give rise to any Lien on any of the Guarantor Property other than Permitted Liens.  This Debenture constitutes (or will constitute when executed) a legally valid and binding obligation of each of the Corporation and the Guarantor in accordance with its terms subject to applicable bankruptcy, insolvency and other laws of general application affecting the enforcement of creditors’ rights generally and to general equitable principles.

(d)
Compliance with Laws, Permits and Licenses.  Each of the Corporation and the Guarantor has conducted and is conducting its business in material compliance with all applicable laws, rules, regulations, by-laws, ordinances and Governmental Authorizations or Orders.  Each of the Corporation and the Guarantor is not in material breach of such laws, regulations, approvals and Governmental Authorizations or Orders and each of the Corporation and the Guarantor is duly licensed, registered or qualified and duly possesses all material licenses, registrations, qualifications, consents, clearances and approvals, permits and quotas required in those jurisdictions in which the Corporation or the Guarantor, as applicable, carries on its business to enable such business to be carried on as now conducted and as now proposed to be conducted by it in the future and its property and assets to be owned, leased and operated.  All such material licenses, registrations, qualifications, consents, clearances, approvals, permits and quotas necessary to the conduct of each of the Corporation’s and the Guarantor’s business or for each of the Corporation and the Guarantor to own, lease and/or operate its property and assets are valid and subsisting and in good standing and none of the same contains or is subject to any term, provision, condition or limitation which may materially adversely change or terminate such license, registration, qualification, permit or quota by virtue of the completion of the transactions contemplated hereby and there is no proceeding, action or notice pending or threatened which may result in the revocation, cancellation, suspension or any material adverse modification thereof.

(e)
Title to Assets.  The Guarantor has good and marketable title, free and clear of any Liens, other than Permitted Liens or Liens ranking subordinate to the Liens created by the Deed of Trust, to the Guarantor Property or any part thereof.  The Hunter Bates Claims and all assets located on, used in connection with, or used in any mining or exploration operations related to the Hunter Bates Claims are owned legally and beneficially by the Guarantor.

(f)	Subsidiaries. The Guarantor is 100% owned by the Corporation.

(g)
No Guarantees.  Except as set forth on Schedule 4.1 or as otherwise disclosed in the Corporation’s public filings with the U.S. Securities and Exchange Commission (the “Commission”), the Corporation or the Guarantor is not a party to, or bound by, any contract of guarantee, indemnification, assumption or endorsement or any other like commitment of the obligations (contingent or otherwise) or indebtedness of any Person.

(h)
Absence of Undisclosed Liabilities or Indebtedness.  There are no liabilities or indebtedness of the Corporation or the Guarantor of any kind whatsoever whether or not accrued and whether or not determined or determinable, other than:

(i)	liabilities disclosed or referred to or reflected in the Corporation’s public filings with the Commission; and

(ii)
liabilities incurred in the ordinary course of business, none of which has either individually or in the aggregate been or will be materially adverse to the Corporation or the Guarantor, the results of their operations, their property or assets, financial condition or manner of conducting their business.

(i)
Taxes.  The Corporation and the Guarantor each has filed all tax returns which are required to be filed by it and, except for taxes which are being contested and which give rise to no Liens, has paid all taxes (if any) which have become due as shown on such returns or any assessment received by it or any proposed assessment of which notice has been given to it.  The income tax liability of each of the Corporation and the Guarantor each has been paid or provided for in the accounts of each such corporation and there is no material outstanding matter of dispute or difference between the Corporation or the Guarantor and any federal, provincial, state, territorial or municipal taxing authority, agency or department.  All amounts required to be deducted or withheld by the Corporation and the Guarantor from employees under any applicable statute have been properly deducted and withheld and have been remitted to the appropriate authorities within the prescribed times.

(j)
Litigation.  There is no action, suit or proceeding (whether or not purportedly on behalf of the Corporation or the Guarantor) pending or threatened in writing against or affecting the Corporation or the Guarantor before any court or before or by any Governmental Authority, in the United States, Canada or elsewhere, or before any arbitrator or board save and except for actions commenced by the Lender and/or its affiliates; and the Corporation and the Guarantor are each not in default with respect to any judgment, order, writ, injunction, decree or award of any court, arbitrator or Governmental Authority, in the United States, Canada or elsewhere.

(k)
Environmental Matters.  To the best of the knowledge of each of the Corporation and the Guarantor, each of the Corporation and the Guarantor and all of their respective properties, assets and operations are in full compliance in all material respects with all Environmental Laws.  Neither the Corporation nor the Guarantor are aware of, nor has either received notice of any past, present or future conditions, events, activities, practices or incidents which may interfere with or prevent the compliance or continued compliance of the Corporation and the Guarantor in all material respects with all Environmental Laws.  The Corporation and the Guarantor are not aware that any Hazardous Substances exist on, about or within or have been used, generated, stored, transported, disposed of on, or released from any of the properties or assets of any of the Corporation and the Guarantor other than in compliance in all material respects with all Environmental Laws.

(l)
Condition.  Except as set forth on Schedule 4.1, all tangible property and assets of the Guarantor are in good working order, reasonable wear and tear excepted, and neither require nor are reasonably expected to require any special or extraordinary expenditures to remain in such condition and are capable of being used for their intended purpose in the ordinary course of business consistent with past practice.

(m)
Full Disclosure.  To the best knowledge of the Corporation and the Guarantor, neither the Corporation nor the Guarantor has any information or knowledge of any material facts not disclosed to the Lender relating to the Corporation, the Guarantor or their business or assets which could reasonably be expected to individually or in the aggregate be material to the Lender.

(n)
No Act of Insolvency.  No proceedings or actions have been instituted by the Corporation or the Guarantor or any Person or threatened by any Person in connection with or relating to the solvency of the Corporation or the Guarantor.

(o)
Shares Issuable Upon Conversion.  The Common Shares, when issued to the Lender upon conversion of and in accordance with this Debenture (the “Conversion Shares”), will be duly and validly issued, fully paid and nonassessable and in compliance with all applicable securities laws.  Such issuance will not give rise to preemptive rights, rights of first refusal or similar rights by any other security holders of the Corporation.

4.2          Covenants - Corporation.  The Corporation hereby covenants and agrees with the Lender as follows:

(a)	Payment on Demand. The Corporation will duly and punctually pay or cause to be paid all amounts owing hereunder when due.

(b)
To Remain a Reporting Corporation.  The Corporation shall cause its Common Shares to continue to be registered under Sections 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to timely comply in all respects with its reporting and filing obligations under the Exchange Act, to comply with all requirements related to any registration statement filed pursuant to this Debenture, and to not take any action or file any document (whether or not permitted by the Securities Act of 1933, as amended (the “Securities Act”), or the rules promulgated thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under the Exchange Act or Securities Act, except as permitted herein.

(c)
To Maintain Market for Securities.  The Corporation will take all action necessary to continue the listing or trading of its Common Shares on the OTC Bulletin Board or other exchange or market on which the Common Shares are trading.  With a view to making available to the Lender the benefits of Rule 144 promulgated under the Securities Act (“Rule 144”), the Corporation shall: (i) make and keep available adequate current public information, as those terms are understood and defined in Rule 144, at all times; (ii) use commercially reasonable efforts to file with the Securities and Exchange Commission (the “SEC”) in a timely manner all reports and other documents required of the Corporation under the Securities Act and the Exchange Act (at any time after the Corporation has become subject to such reporting requirements); (iii) take such further action as the Lender may reasonably request, all to the extent required from time to time to enable the Lender to sell the Conversion Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144; and (iv) furnish to Lender, so long as the Holder owns any Conversion Shares, forthwith upon request (A) to the extent accurate, a written statement by the Corporation that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act (at any time after the Corporation has become subject to such reporting requirements); (B) a copy of the most recent annual or quarterly report of the Corporation and such other reports and documents so filed by the Corporation; and (C) such other information as may be reasonably requested in availing the Lender of any rule or regulation of the SEC that permits the selling of any such securities without registration.

(d)	Perform Covenants and Obligations. The Corporation will duly and punctually perform or observe, as the case may be, the covenants and obligations of the Corporation contained in this Debenture.

(e)
Right of Inspection.  Without prejudice to Section 4.3(l), the Lender may, upon giving the Corporation two (2) Business Days notice in writing, examine and make copies of all books and records of the Corporation and the Lender may discuss the affairs, finances and accounts of the Corporation with the Corporation’s officers and accountants.

(f)	Insurance. The Corporation will maintain policies of insurance, including but not limited to general liability insurance, in the ordinary course of business consistent with past practice.

4.3          Negative Covenants.  Unless approved by Lender, the Corporation covenants that, during the term of this Debenture, it will not (and it will not permit Guarantor to):

(a)
No Prior Liens.  Without the prior written consent of the Lender, create or permit to be created any Lien (other than a Permitted Lien) upon the Guarantor Property or any part thereof ranking or purporting to rank in priority to or pari passu with the Liens created by the Deed of Trust;

(b)	No Transfer of Guarantor. Sell, assign or otherwise dispose of any of its interest in the Guarantor;

(c)	No Issuances of Shares of Guarantor. Without the prior written consent of the Lender, issue any shares other securities in the capital of the Guarantor;

(d)	No Sale of Assets. Except in the ordinary course of business, sell, lease, assign or otherwise dispose of any of the Guarantor Property;

(e)
No Surrender of Assets.  Except in the ordinary course of business, release, surrender or abandon the Guarantor Property or any part of parts thereof, or move the Guarantor Property or any part or parts thereof from their present location or locations;

(f)	No Redemptions. Apply any of the Guarantor Property to the redemption or acquisition of any shares in the capital of the Corporation or the Guarantor;

(g)	No Compromise to Rights of Lender. Take any actions which negatively modify, amend or compromise the rights of the Lender;

(h)
Amendment of Charter Documents/Significant Transactions.  Take any of the following actions if such action would negatively effect the Lender’s rights hereunder or under the Deed of Trust without first obtaining consent of the Lender, which consent will not be unreasonably withheld:

(i)	Except as provided in Section 6.1, take any action which modifies or amends the articles of incorporation or bylaws of the Corporation or the Guarantor;

(ii)
Except as provided in Section 6.1, alter the capital structure of the Corporation or the Guarantor or make any changes to, or authorize any additional classes or series of shares in the share capital of the Corporation or the Guarantor, other than issuing additional Common Shares;

(iii)	Create or reclassify any class of shares of the Corporation into shares with a preference or priority as to liquidation, dividends or assets in preference to the Common Shares;

(iv)
Amalgamate, merge or consolidate with any other Person or acquire (whether through a stock or asset purchase) any other Person or sell, lease or convey all or substantially all of its assets to another Person;

(v)	Take any action which would result in the sale, takeover, merger or reorganization or a “change in control” of the Corporation or the Guarantor;

(vi)	Carry out or complete a Fundamental Change;

(i)	No Dividends. At any time when the Corporation is in arrears of payment of principal or interest on this Debenture, the Corporation will not:

(i)	declare or pay any dividends on any shares of the Corporation; or

(ii)	call for redemption or purchase for cancellation or make any capital distribution with respect to any shares of the Corporation;

(j)	No Dissolutions. Take any action to dissolve, liquidate or wind up the Corporation or the Guarantor;

(k)	No Continuations. Continue or convert its corporate existence to another jurisdiction without first obtaining consent of the Lender, which consent will not be unreasonably withheld; or

(l)
Disclosure of Material Non-Public Information.  Provide the Lender or its agents or Counsel with any information that the Corporation believes constitutes material non-public information, unless prior thereto the Lender shall have executed a written agreement regarding the confidentiality of use of such information (the Corporation understands and confirms that the Lender shall be relying on the foregoing representations in effecting transactions in securities of the Corporation).

4.4          Covenants - Guarantor.  The Guarantor hereby covenants and agrees with the Lender as follows:

(a)
Maintenance of Properties.  The Guarantor will diligently maintain in its current condition with appropriate repair the real property and the tangible personal property and assets included in the Guarantor Property, reasonable wear and tear excepted, and will cause to be made all appropriate repairs, renewals and replacements thereof so as to preserve and protect such Guarantor Property in its current condition.

(b)
Lender Empowered to Perform Covenants.  If the Guarantor will fail to perform any of the covenants or fulfil any of the conditions contained in this Debenture required to be performed or fulfilled by the Guarantor, the Lender may in its discretion, and upon giving of notice to the Guarantor, perform any of the said covenants or fulfil any such condition capable of being performed by it and, if any such covenant or condition requires the payment or expenditure of money, it may make such payments or expenditures out of the Guarantor Property or with its own funds, or with money borrowed by or advanced to it for such purpose, but will be under no obligation so to do; and all sums so expended or advanced will be at once payable by the Corporation, will bear interest at the rate payable hereunder until paid, and will be secured by the Deed of Trust, provided that any such performance or payment will be without prejudice to any right that the Lender might have as a result of such default.

(c)
To Pay Rents and Taxes.   The Guarantor will pay all rents, taxes, rates, levies, assessments and government fees or dues lawfully levied, assessed or imposed by any Governmental Authority in respect of the Guarantor Property or any part thereof as and when the same will become due and payable, and will provide to the Lender, when requested, evidence establishing such payment.

(d)	Perform Covenants and Obligations. The Guarantor will duly and punctually perform or observe, as the case may be, the covenants and obligations of the Guarantor contained in this Debenture.

(e)
Environmental Compliance.  The Guarantor will operate all property owned, leased or otherwise used by it such that no material obligation, including a clean-up or remedial obligation, will arise under any Environmental Law, provided however, that if any such claim is made or any such obligation arises, the Guarantor will immediately satisfy or contest such claim or obligation at its own cost and expense.

(f)
Right of Inspection.  The Lender may, upon giving the Guarantor two (2) Business Days notice in writing, examine and make copies of all books and records of the Guarantor and the Lender may discuss the affairs, finances and accounts of the Guarantor with the Guarantor’s officers and accountants and/or the Corporation’s officers and accountants.

ARTICLE 5
REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE LENDER

5.1           Representations and Warranties.  The Lender hereby covenants, represents and warrants to the Corporation as follows (and the Lender acknowledges that the Corporation is relying upon these covenants, representations and warranties and connection with the Corporation’s issuance of this Debenture and the performance of its obligations) as of the date hereof:

(a)	Status. The Lender is a corporation duly incorporated and organized in accordance with, and is validly subsisting and in good standing under the laws of its jurisdiction of incorporation.

(b)
Corporate Power.  The Lender has the corporate power to own its property and assets to carry on the business as presently carried on or proposed to be carried on by it.  The Lender is duly qualified or licensed and in good standing as a corporation authorized to do business in each jurisdiction where it carries on its business or where the nature of the business carried on or proposed to be carried on or where the location of its property and assets requires it to be so licensed or qualified.

(c)
Power, Capacity, Due Execution and Enforceability.  The Lender has the full power and capacity to execute, deliver and perform this Debenture.  This Debenture and the consummation of the transactions contemplated hereby by the Lender have been duly and validly authorized, executed and delivered by the Lender.  The execution, delivery and performance of this Debenture by the Lender and the consummation of the transactions contemplated hereby by the Lender (a) will not require the consent, approval or authorization of any Person or Governmental Authority (b) will not conflict with or result in a breach of the articles or by-laws of the Lender, (c) will not violate any law, rule, regulation, by-law, ordinance or Governmental Authorization or Order and (d) will not require any notice under any contract or to any Person or Governmental Authority.

(d)
Compliance with Laws, Permits and Licenses.  The Lender has conducted and is conducting its business in material compliance with all applicable laws, rules, regulations, by-laws, ordinances and Governmental Authorizations or Orders.  The Lender is not in material breach of such laws, regulations, approvals and Governmental Authorizations or Orders and the Lender is duly licensed, registered or qualified and duly possesses all material licenses, registrations, qualifications, consents, clearances and approvals, permits and quotas required in those jurisdictions in which the Lender carried on its business to enable such business to be carried on as now conducted.  All such material licenses, registrations, qualifications, consents, clearances, approvals, permits and quotas necessary to the conduct of Lender’s business are valid and subsisting and in good standing and none of the same contains or is subject to any term, provision, condition or limitation which may materially adversely change or terminate such license, registration, qualification, permit or quota by virtue of the completion of the transactions contemplated hereby and there is no proceeding, action or notice pending or threatened which may result in the revocation, cancellation, suspension or any material adverse modification thereof.

(e)
Acquisition for Investment.  The Lender is acquiring this Debenture solely for its own account and not with a view to or for sale in connection with distribution.  The Lender does not have a present intention to sell this Debenture or any Common Shares issued upon conversion of all or any portion of this Debenture (collectively, the “Securities”), nor a present arrangement (whether or not legally binding) or intention to effect any distribution of any of the Securities to or through any person or entity; provided, however, that by making the representations herein, the Lender does not agree to hold the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with Federal and state securities laws applicable to such disposition.  The Lender acknowledges that it (i) has such knowledge and experience in financial and business matters such that Lender is capable of evaluating the merits and risks of Lender’s investment in the Corporation, (ii) is able to bear the financial risks associated with an investment in the Securities and (iii) has been given full access to such records of the Corporation and the Guarantor and to the officers of the Corporation and the Guarantor as it has deemed necessary or appropriate to conduct its due diligence investigation.

(f)
Rule 144.  The Lender understands that the Securities must be held indefinitely unless such Securities are registered under the Securities Act or an exemption from registration is available.  The Lender acknowledges that it is familiar with Rule 144, and that the Lender has been advised that Rule 144 permits resales only under certain circumstances.  The Lender understands that to the extent that Rule 144 is not available, the Lender will be unable to sell any Securities without either registration under the Securities Act or the existence of another exemption from such registration requirement.

(g)
General.  The Lender understands that the Securities are being offered and sold in reliance on a transactional exemption from the registration requirements of federal and state securities laws and the Corporation is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Lender set forth herein in order to determine the applicability of such exemptions and the suitability of the Lender to acquire the Securities.  The Lender understands that no United States federal or state agency or any government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

(h)
No General Solicitation.  The Lender acknowledges that the Securities were not offered to the Lender by means of any form of general or public solicitation or general advertising, or publicly disseminated advertisements or sales literature, including (i) any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media, or broadcast over television or radio, or (ii) any seminar or meeting to which the Lender was invited by any of the foregoing means of communications.  The Lender, in making the decision to acquire the Securities, has relied upon independent investigation made by it and has not relied on any information or representations made by third parties.

(i)
Accredited Investor.  The Lender is an “accredited investor” (as defined in Rule 501 of Regulation D), and the Lender has such experience in business and financial matters that it is capable of evaluating the merits and risks of an investment in the Securities.  The Lender is not required to be registered as a broker-dealer under Section 15 of the Exchange Act and the Lender is not a broker-dealer.  The Lender acknowledges that an investment in the Securities is speculative and involves a high degree of risk.

(j)
Certain Fees.  The Lender has not employed any broker or finder or incurred any liability for any brokerage or investment banking fees, commissions, finders’ structuring fees, financial advisory fees or other similar fees in connection with this Debenture or the transactions contemplated hereby.

(k)
Legend.  The Lender acknowledges and agrees that, until such time as the Conversion Shares may be sold by the Lender pursuant to Rule 144, each certificate representing the Conversion Shares shall be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required by applicable state securities or “blue sky” laws):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE (THE “SECURITIES”) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR WITS BASIN PRECIOUS MINERALS INC. SHALL HAVE RECEIVED AN OPINION OF COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

(l)
Dismissal of Claims.  The Lender (formerly known as Advanced Drilling, Inc.) and its affiliates, have, on or prior to the date hereof, dismissed with prejudice and withdrawn or cancelled any complaint and/or notice of lis pendens filed relating to or pertaining any interests in the Hunter Bates Claims or any assets related thereto to the satisfaction of the Corporation and Guarantor, in their good faith discretion.

ARTICLE 6
CONVERSION

6.1          Conversion at the Demand of Lender.  Upon and subject to the provisions and conditions herein contained, the Lender will have the right, at any time prior to the Maturity Date or such time when this Debenture is fully repaid, to convert any portion of the amounts owing under this Debenture, into Common Shares of the Corporation at the Conversion Price Per Share subject to the following:

(a)
Procedure for Conversion.  If the Lender wishes to convert all or a portion of the amount owing under this Debenture into Common Shares (with the amount the Lender wishes to convert being referred to as the “Conversion Amount”), the Lender will deliver notice in writing to such effect (the “Conversion Notice”).  The Lender will indicate in the Conversion Notice the number of Common Shares to which the Lender is entitled upon conversion.  Within 10 Business Days after delivery of the Conversion Notice the Corporation will cause to be issued that number of whole Common Shares, as applicable, as equals the Conversion Amount in respect of which the conversion right is exercised (as specified in the Conversion Notice) divided by the Conversion Price Per Share.

(b)
Mandatory Conversion.  If the closing market price of the Common Shares exceeds US $0.50 per Common Share for thirty (30) consecutive Business Days, then the Corporation has the option to require the conversion of any remaining amounts owing hereunder at the Conversion Price Per Share.  If the Corporation wishes to exercise its option to require the conversion of any remaining amounts outstanding then the Corporation must provide notice in writing to the Lender (the “Mandatory Conversion Notice”).  Within 10 Business Days after delivery of the Mandatory Conversion Notice the Corporation will cause to be issued that number of whole Common Shares, as applicable, as equals the balance then remaining owing under the Debenture divided by the Conversion Price Per Share.

(c)
Adjustment of Conversion Price Per Share.  If and whenever at any time after the date this Debenture is issued, the Corporation will (i) subdivide or re-divide its then outstanding Common Shares into a greater number of Common Shares, (ii) reduce, combine or consolidate its then outstanding Common Shares into a lesser number of Common Shares or (iii) issue Common Shares (or securities exchangeable for or convertible into Common Shares) to the holders of all or substantially all of its then outstanding Common Shares by way of a stock dividend or other distribution (any of such events herein called a “ Fundamental Change”), then the Conversion Price Per Share will be adjusted effective immediately after the effective date of any such event in (i) or (ii) above or the record date at which the holders of Common Shares are determined for the purpose of any such dividend or distribution in (iii) above, as the case may be, by multiplying the Conversion Price Per Share by a fraction, the denominator of which will be the number of Common Shares outstanding immediately after giving effect to such Fundamental Changes including, in the case where securities exchangeable for or convertible into Common Shares are distributed, the number of Common Shares that would be outstanding if such securities were exchanged for or converted into Common Shares and the numerator of which will be the number of Common Shares outstanding on such effective date or record date, as the case may be, before giving effect to such Fundamental Changes.

(d)
No Restrictions.  Except as set forth in Section 5.1(f), the Corporation covenants that any Common Shares issued on conversion pursuant to this Section 6.1 will not be subject to any trading restrictions at the time of issuance.

6.2          Capital Alteration.  The Corporation’s issuance of Common Shares pursuant to any voluntary or forced conversion in accordance with Section 6.1 above will be subject to satisfaction by the Corporation of the Pre-Conversion Condition.  If the Corporation has not satisfied the Pre-Conversion Condition as at issuance of this Debenture, then the Corporation will use its commercially reasonable best efforts to, on or prior to the date that is ninety (90) days after the date of issuance of this Debenture (the “Trigger Date”), satisfy the Pre-Conversion Condition.  If the Corporation is not able to satisfy the Pre-Conversion Condition, then on the final day of each seven (7) day period following the Trigger Date that the Corporation is unable to satisfy the Pre-Conversion Condition, until the date that is fifty-six (56) days after the Trigger Date (the “Demand Date”), the Corporation will be required to pay the Lender as liquidated damages (and not as a penalty) an amount equal to 2% of the outstanding Principal Amount and Interest as of such day, payable in cash or shares of Common Shares (valued at a conversion price of Conversion Price Per Share) at the option of the Corporation (the “Extension Fee”) and if (i) at any time after the Trigger Date the Corporation has not paid the Extension Fee when due and (ii) there has been no prior conversion or other payment or full satisfaction of the amounts owing under this Debenture, then the Lender may demand repayment by the Corporation of all of then outstanding amounts owing under this Debenture by providing the Corporation seven (7) days written notice.  For greater certainty, the failure of the Corporation to satisfy payment to the Lender upon such demand being made will constitute an Event of Default under Section 7.1 entitling the Lender to exercise any and all remedies available to it as a consequence of such default.  If the Pre-Conversion Condition is satisfied by obtaining shareholder approval to the amendment of the Corporation’s articles of incorporation to increase the number of authorized shares, then the Corporation will implement and give effect to the increase to the number of authorized shares as soon as reasonably practicable following obtaining shareholder approval.

ARTICLE 7
DEFAULT

7.1          Events of Default.   An Event of Default shall have occurred (and continued through any applicable cure period) upon the occurrence of any of the following:

(a)	the default by the Corporation or the Guarantor in the payment of any amounts payable hereunder, as and when the same falls due;

(b)
the default by the Guarantor under the Deed of Trust, and such default is not cured (if capable of cure) within five (5) Banking Days of receiving written notice from the Lender in connection therewith;

(c)
the Corporation will neglect to carry out or observe any other covenant or condition herein contained and on its part to be observed, and the Corporation fails to cure, or diligently commence and continue to cure to the satisfaction of the Lender acting reasonably, such default within five (5) Banking Days of receiving written notice from the Lender in connection therewith;

(d)	the failure of the Corporation to satisfy the Pre-Conversion Condition on or before the Demand Date;

(e)
the commission of an act of bankruptcy by the Corporation or the Guarantor, or the making by the Corporation or the Guarantor of a proposal or general assignment for the benefit of either of their creditors or other acknowledgement of the Corporation or the Guarantor of insolvency;

(f)
the enforceability of an execution, sequestration, extent or any other process of any court against the Corporation or the Guarantor, or the levy of a distress or analogous process upon its property or assets or any part thereof unless the execution, sequestration, extent or other process of the court or distress or analogous process is in good faith disputed by the Corporation or the Guarantor;

(g)
the failure by the Corporation or the Guarantor to perform or observe any of the covenants, conditions or agreements to be performed or observed by them hereunder within five (5) Banking Days of receiving written notice from the Lender in connection therewith; or

(h)
the making of any representation or warranty by the Corporation or the Guarantor herein which was incorrect as of the date made, and such representation or warranty is not cured (if capable of cure) within five (5) Banking Days of receiving written notice from the Lender in connection therewith.

ARTICLE 8
VARIOUS PROVISIONS

8.1          Release of Security.  Upon satisfaction by the Corporation of all amounts owing hereunder, the Lender will release its security in accordance with section 4.1 of the Deed of Trust.

8.2          No Waiver.  This Debenture may not be amended except by a writing executed by the Lender, the Corporation and the Guarantor. No consent or waiver by the Lender will be effective unless made in writing and signed by an authorized officer of the Lender.  Any indulgence or forbearance or failure by the Lender to insist on the strict and timely performance of any provision of this Debenture will not affect the future right of the Lender to insist on the strict and timely performance of the same or any other provision of this Debenture thereafter.

8.3          Costs and Expenses.  The Corporation agrees to pay to the Lender:

(a)
all professional fees incurred by the lender in negotiating the terms of and in entering into this Debenture, including but not limited to all professional fees incurred in preparing and negotiating the Term Sheet evidencing the business terms of the Debenture, negotiating and finalizing the form of this Debenture, and all documents to be prepared ancillary thereto, together with all professional fees incurred by the Lender in registering a mechanics lien against the Corporation, preparing and filing a Complaint and Lis Pendens and discharging same, all of which professional fees shall be for an amount no greater than US $60,000.00; the parties hereby acknowledge and agree that US$60,000.00 has been included in the Principal Amount for the payment of such professional fees; and

(b)
forthwith upon demand, all reasonable costs, charges and expenses (including legal fees and expenses on a solicitor and his own client basis) of or incurred by the Lender in connection with the administration or enforcement of its rights hereunder, including all such costs, charges and expenses incurred in connection with the taking possession, protecting, preserving, collecting or realizing upon all or any part of the Guarantor Property, which costs, charges and expenses will not be subject to any cap.

The Corporation also agrees to pay to the Lender interest on all appropriate professional fees, costs, charges and expenses of or incurred by it from the date such costs, charges and expenses occurred. All such sums payable pursuant to this Section 8.3 will be added to the Principal Amount of the indebtedness contemplated herein and will be paid out in accordance with the terms of this Debenture and shall be secured by the Deed of Trust as if forming part of the original Principal Amount contemplated herein.

8.4          Remedies Subject to Applicable Law.  All rights, remedies and powers provided herein may be exercised or enforced only to the extent that the exercise or enforcement thereof does not violate any applicable provision of law and all the provisions of this Debenture are intended to be subject to all applicable mandatory provisions of law which may be controlling in the circumstances and to be limited to the extent necessary so that they will not render this Debenture invalid, unenforceable or not entitled to be recorded, registered or filed under the provisions of any applicable law. Any provision hereof contrary to applicable law will be deemed to be ineffective and will be severable from and not invalidate any other provision of this Debenture.

8.5          No Merger.   The acceptance and holding of this Debenture will not constitute any merger or in any way limit or affect the rights of the Lender under any other security held for the payment and performance of any indebtedness or liability of the Corporation.

8.6          Time of the Essence.  Time is of the essence of the provisions of this Debenture.

ARTICLE 9
NOTICES

9.1          Notices.  Any notice given pursuant to the provisions of this Debenture will be in writing and will be validly and effectively given if addressed to the Corporation at:

Wits Basin Precious Minerals Inc.
900 IDS Center
80 South 8th Street
Minneapolis, MN  55402-8773
USA

Attention: President
Facsimile: (612) 395-5276

and to the Guarantor at:

Hunter Bates Mining Corporation
900 IDS Center
80 South 8th Street
Minneapolis, MN  55402-8773
USA

Attention: President
Facsimile: (612) 395-5276

and to the Lender at:

Cabo Drilling (America) Inc.
3rd Floor, 120 Lonsdale Avenue
North Vancouver, BC  V7M 2E8
Canada

Attention: President
Facsimile: (604) 983-8056

With a copy to:

Synergy Business Lawyers
Suite 2480 – 1066 West Hastings Street
Vancouver, BC  V6E 3X2
Canada

Attention: Darcy L. Wray
Facsimile: (604) 685-8187

and delivered personally or sent by telex, telegram, telecopy or similar means of recorded communication or mailed in Canada by registered mail and will be deemed to have been validly and effectively given (i) when delivered personally to such address (ii) on the first Banking Day next following the sending of such notice by telex, telegram, telecopy or similar means of recorded communication or (iii) 72 hours following the mailing of the same. Either party may from time to time notify the other in writing of a change of address for service in the manner set forth herein which thereafter, until changed by like notice, will be the address of such party for all purposes of this Debenture.

ARTICLE 10
SUPPLEMENTAL DOCUMENTATION

10.1         Further Assurances.  At any time and from time to time, upon the written request of the Lender, and at the sole expense of the Corporation, the Corporation will promptly and duly execute and deliver such further instruments and documents and take such further action as the Lender may reasonably request for the purpose of obtaining or preserving the full benefits of this Debenture and of the rights and powers herein granted including, without limitation, the filing of any copies of this Debenture or any notice with respect thereto in any jurisdiction in connection with the perfection of the Lien created hereby.

The Corporation further agrees that the Lender will have the right to require the form of this Debenture be amended or supplemented (i) to reflect any changes in the laws of any relevant jurisdiction, whether arising as a result of statutory amendments, court decisions or otherwise; (ii) to facilitate the registration of appropriate forms of this Debenture in all appropriate jurisdictions; or (iii) if the Corporation amalgamates with any other Person or enters into any corporate reorganization, permitted hereunder, in each case in order to confer upon the Lender the Lien intended to be created hereby, except that in no event will the Lender require that any such amendment be effected or that any such supplementary security be granted if the result thereof would be to grant to the Lender greater rights than is otherwise contemplated in this Debenture.

10.2         Correction of Manifest Errors.  The parties hereto may correct typographical, clerical and other manifest errors in this Debenture provided that such correction will, in the opinion of the Lender, in no way prejudice the rights of the Lender hereunder, and the parties hereto may execute all such documents as may be necessary to correct such errors.

ARTICLE 11
MISCELLANEOUS

11.1         Debenture Legislation.  In this Section 11.1, the term “applicable legislation” means the provisions, if any, of any statute of Colorado, and the regulations under any such statute, relating to debentures and to the rights, duties and obligations of trustees under trust indentures, to the extent that such provisions are at the time in force and applicable to this Debenture.

If and to the extent that any provision of this Debenture limits, qualifies or conflicts with a mandatory requirement of applicable legislation, such mandatory requirement will prevail to the extent of such limitation, qualification or conflict without invalidating the remaining provisions of this Debenture or affecting the validity or enforceability of such provision in any other jurisdiction.  The Corporation and the Lender agree that each will at all times in relation to this Debenture and any action to be taken hereunder, observe and comply with and be entitled to the benefits of applicable legislation.

Any statutory declaration required by applicable legislation may be made by one or more of the officers of the Corporation.

11.2        Acknowledgment of Receipt.  The Corporation acknowledges receipt of an executed copy of the Debenture.

11.3        Financing Statements.  The Corporation waives all rights to receive from the Lender a copy of any financing statement, financing change statement or verification statement filed, issued or obtained at any time in respect of this Debenture.

11.4        Waiver.  To the full extent permitted by law, the Corporation:

(a)
waives all of the rights, benefits and protections given by the provisions of any existing or future statute which impose limitations upon the powers, rights or remedies of a secured party or upon the methods of realization of security, including any seize or sue or anti-deficiency statute or any similar provisions of any other statute; and

(b)
agrees that it will not at any time insist upon, claim, plead, or take any benefit or advantage of any appraisement, valuation, stay, extension, moratorium, redemption, or similar law now or hereafter in force in order to prevent, delay, or hinder the enforcement of this Debenture and the Corporation for itself and all who claim through it, so far as it or they now or in the future may lawfully do so.

11.5        Pledge of Debenture.  This Debenture may be transferred and assigned, deposited with and pledged by the Corporation to the Lender as a general and collateral security for the payment and performance of its future indebtedness and obligation and liabilities and, when redelivered to the Corporation or its nominees, will forthwith be cancelled; but this Debenture will not be deemed to have been redeemed by reason of the Corporation having ceased to be in debt while this Debenture was so assigned, deposited or pledged and no payment will reduce the amount secured under the Deed of Trust unless specifically appropriated to and noted on this Debenture at the time of payment.

11.6        Further Advances.   Neither the issue and delivery of this Debenture nor the advance of any funds hereunder will obligate the Lender to advance any further funds hereunder.

11.7        Security Additional.  This security is in addition to and not in substitution for any other security now or hereafter held by the Lender and no payment to the Lender will constitute payment under this Debenture unless specifically so appropriated by the Lender by notation of such payment on this Debenture.

11.8        Survival of Representations and Warranties.  All representations and warranties made by the Corporation and/or the Guarantor hereunder shall survive the delivery of this Debenture so long as any amounts owing under this Debenture remain outstanding.

11.9        Assignment.  Neither the Corporation or the Guarantor, on one hand, or the Lender, on the other hand, will assign this Debenture or their respective rights or obligations under this Debenture to any person without the express written consent of the other party, which consent may not be withheld unreasonably.

11.10      Forum for Disputes.  The parties agree that any action brought by any party under or in relation to this Debenture, will be brought exclusively in a court located in the State of Colorado.
Each party irrevocably agrees to and submits to the jurisdiction and venue of any such court and waives any objection to venue laid therein, including any objection based on an assertion of inconvenience of such forum or forum non conveniens.

IN WITNESS WHEREOF the Corporation has caused this Debenture to be duly executed and delivered as of the date set out below.

Execution Date
Officer Signature ____________________________ Signature ____________________________ Print Name ____________________________ Address ____________________________ Professional Capacity	Y 09	M 04	D 28	WITS BASIN PRECIOUS MINERALS INC. by its Authorized Signatory /s/ Mark D. Dacko Print Name Mark D. Dacko

Officer Signature ____________________________ Signature ____________________________ Print Name ____________________________ Address ____________________________ Professional Capacity	Y 09	M 04	D 28	HUNTER BATES MINING CORPORATION by its Authorized Signatory /s/ Mark D. Dacko Print Name Mark D. Dacko

Officer Signature
____________________________ Signature ____________________________ Print Name ____________________________ Address ____________________________ Professional Capacity	Y 09	M 04	D 28	CABO DRILLING (AMERICA) INC. by its Authorized Signatory /s/ John Versfelt Print Name John Versfelt